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                                                                   EXHIBIT 10.40




[PEROTSYSTEMS LETTERHEAD]

                               September 26, 1997


NationsBank of Texas, N.A.               Kenneth Z. Scott
Professional & Executive Banking         17121 Club Hill
1401 Elm Street, 4th Floor               Dallas, Texas 75248
P.O. Box 831101
Dallas, TX 75283-1101

Attn: Ms. Joanne Gruber

     Re:  Perot Systems Class A Common Stock Purchase

Dear Madam or Sir:

1. The purpose of this letter is to provide for the agreement among Perot Systems Corporation ("PSC"), NationsBank of Texas, N.A. ("NationsBank") and Kenneth Z. Scott ("Associate") with respect to the purchase by Associate of 105,000 shares (the "Shares") of Perot Systems Class A Common Stock ("Common Stock"), where some or all of the payment price for such Shares is being borrowed by Associate from NationsBank. The Shares are being purchased from PSC pursuant to the Restricted Stock Agreement, dated as of September 26, 1997, between PSC and Associate (the "Stock Agreement").

2. Each of the parties recognizes that Associate is obtaining funding from NationsBank in the original principal amount of $325,808.53 (the "NB Principal") pursuant to a promissory note, dated as of September 26, 1997, by Associate payable to the order of NationsBank (the "NB Promissory Note"), secured by a security agreement of even date with the NB Promissory Note (the "NB Security


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NationsBank of Texas, N.A.
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         Agreement"). In addition, each of the parties recognizes that
         Associate is obtaining funding from PSC (in the original principal amount of $196,875 (the "PSC Principal") pursuant to a promissory note, dated as of September 26, 1997, executed by Associate payable to the order of PSC (the "PSC Promissory Note") and secured by a pledge agreement of even date with the PSC Promissory Note (the "PSC Pledge Agreement").

3. Each of the parties hereby agrees that if PSC repurchases any Shares from Associate pursuant to the Stock Agreement, that it will distribute the repurchase price to PSC and to NationsBank pro-rata in accordance with the relative amounts of the unpaid NB Principal and the PSC Principal (if any) to apply to any amounts outstanding under the NB Promissory Note and under the PSC Promissory Note (if any). When PSC has been paid in full under the PSC Promissory Note (if any) it will send the entire balance of the repayment directly to NationsBank, regardless of the size of that amount (and even if in excess of the NationsBank Principal), unless and until it receives a signed authorization from Associate and NationsBank instructing it to send any additional funds directly to Associate.

4. If, by the later of June 30, 1998 or the date of the maturity of the NB Promissory Note, PSC has not completed an initial public offering (the "IPO") whereby the Common Stock (or any successor security) is listed on a registered national securities exchange or approved for quotation in the National Association of Securities Dealers Automated Quotation System, then PSC will, within thirty days of NationsBank's written request, purchase the outstanding NB Promissory Note from NationsBank, for the then outstanding principal (which shall never exceed the original NB Principal) plus accrued but unpaid interest thereunder. In connection with such sale, NationsBank will endorse without recourse the NB Promissory Note to the order of PSC, transfer to PSC good title to the NB Security Agreement, under which the Shares shall be pledged, deliver any and all Shares in its possession owned by Associate, along with any signed stock powers thereto, and which Shares shall be free and clear of additional liens and encumbrances created by, through, or under NationsBank other than the NB Security Agreement, which shall be assigned to PSC.

5. If the Associate sells a portion of the Shares as part of the IPO or thereafter (with NationsBank's and PSC's consent, if needed), then Associate agrees to use the sale proceeds (after estimated income tax) to prepay the NB Promissory Note and the PSC Promissory Note (if any), in the same manner as provided in the third paragraph of this letter until principal and interest under both Notes have been paid in full.


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NationsBank of Texas, N.A.
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6.       If the IPO occurs before the maturity of the NB Promissory Note but the
         Associate wishes to retain ownership of all Shares of publicly traded stock, the Associate will agree to collateralize the NB Promissory Note with such PSC vested Shares or other acceptable marketable securities that have a market value equal to or exceeding 150% of the loan balance outstanding under the NB Promissory Note, and NationsBank and the Associate will execute a NationsBank collateral maintenance agreement that will control the continuing need for shares pledged as collateral and any adjustments thereto. This paragraph will not affect the PSC Promissory Note or the PSC Pledge Agreement. PSC will give notice to NationsBank from time to time of the principal outstanding under the PSC Promissory Note.

7. The parties agree that, if there is PSC Principal, Associate will execute both the NB Security Agreement and the PSC Pledge Agreement. Associate agrees to execute a stock power in blank for each certificate evidencing any of the Shares and to deliver all such certificates with stock powers to PSC or NationsBank as appropriate (after the IPO, NationsBank will hold the certificates representing vested Shares to the extent needed under Paragraph 6). Notwithstanding anything in those agreements to the contrary, the parties agree that NationsBank and PSC will both have a security interest in the Shares and whichever of PSC or NationsBank holds such Shares under the PSC Pledge Agreement or the NB Security Agreement shall hold the Shares for the benefit of both and PSC and NationsBank will cooperate with one another to enforce their respective rights under the NB Security Agreement and the PSC Pledge Agreement, and will share in any proceeds as set forth herein, until the amounts due under one of the PSC or NB Promissory Notes have been paid in full, and thereafter the balance will revert to the holder of the other Promissory Note until the amounts due under that Promissory Note have been paid in full except all proceeds received from the sale by NationsBank or by sale with NationsBank's consent of PSC publicly held shares subsequent to the IPO shall first be applied to payment of debt owed under the NB Promissory Note before any amounts shall revert to or be distributed to PSC. The Associate shall not be deemed to have violated either the PSC Pledge Agreement or the NB Security Agreement, or to have breached any representations, warranties or covenants therein, solely by virtue of signing both Agreements.

         By signature below, Associate irrevocably authorizes PSC and NationsBank to make the payments as provided in this letter, and agrees to indemnify and hold PSC and NationsBank harmless against any loss, damage or claim in connection with making payments as provided above.

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NationsBank of Texas, N.A.
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         For purposes of notice under this letter, the parties' addresses shall be deemed the addresses as provided above in this letter, unless the other parties receive written notice, at least 15 days in advance, of a new address.

         If the terms of this letter are acceptable to you, please execute your consent below.

                                       Very truly yours,


                                       /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Title:   Ass't Sec'y
                                             -----------------------------------


AGREED:                                AGREED:

NATIONSBANK OF TEXAS, N.A.             ASSOCIATE

By:    /s/ [ILLEGIBLE]                    /s/ KENNETH Z. SCOTT
    ---------------------------------  -----------------------------------------

Name:    [ILLEGIBLE]                   Name:  KENNETH Z. SCOTT
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Title:   Vice President
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Date:        [ILLEGIBLE]               Date:    9/26/97
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